Fees Summary	May 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,302,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	199,336.20
Total Offset Amount	0.00
Net Fee	$ 199,336.20
Final Prospectus	false